SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  January 27, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2002, providing for, inter alia, the issuance of CSFB Home Equity Trust Series 2002-1 Home Equity Pass-Through Certificates, Series 2002-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-13              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Home Equity Trust Series 2002-1 Home Equity Pass-Through
Certificates, Series 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On January 27, 2003 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on January 27, 2003 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 31, 2003           By:   /s/  Andreas Auer
                                  ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         January 27, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on January 27, 2003



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                Statement to Certificate Holders
                                      January 27, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       100,000,000.00    74,360,851.22    5,493,422.26     119,638.35    5,613,060.61    0.00         0.00       68,867,428.96
A2       165,000,000.00   126,384,462.54    7,529,114.54     563,990.66    8,093,105.20    0.00         0.00      118,855,348.00
A3        65,000,000.00    49,787,818.56    2,966,014.82      77,447.72    3,043,462.54    0.00         0.00       46,821,803.74
AR               100.00             0.00            0.00           0.00            0.00    0.00         0.00                0.00
M1        36,000,000.00    36,000,000.00            0.00      77,440.00       77,440.00    0.00         0.00       36,000,000.00
M2        24,000,000.00    24,000,000.00            0.00      69,760.00       69,760.00    0.00         0.00       24,000,000.00
B         10,000,000.00    10,000,000.00            0.00      35,288.89       35,288.89    0.00         0.00       10,000,000.00
P                100.00           100.00            0.00     145,559.58      145,559.58    0.00         0.00              100.00
TOTALS   400,000,200.00   320,533,232.32   15,988,551.62   1,089,125.20   17,077,676.82    0.00         0.00      304,544,680.70

AIO       50,000,000.00    50,000,000.00            0.00     291,666.67      291,666.67    0.00         0.00       50,000,000.00
X1       400,000,100.00   329,855,348.74            0.00           5.38            5.38    0.00         0.00      315,015,498.50
X2                 0.00             0.00            0.00           0.00            0.00    0.00         0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22540V3P5       743.60851220   54.93422260       1.19638350       56.13060610     688.67428960      A1       1.810000 %
A2       22540V3Q3       765.96643964   45.63099721       3.41812521       49.04912242     720.33544242      A2       5.355000 %
A3       22540V3R1       765.96643938   45.63099723       1.19150338       46.82250062     720.33544215      A3       1.750000 %
AR       22540V3T7         0.00000000    0.00000000       0.00000000        0.00000000       0.00000000      AR      10.320781 %
M1       22540V3U4     1,000.00000000    0.00000000       2.15111111        2.15111111   1,000.00000000      M1       2.420000 %
M2       22540V3V2     1,000.00000000    0.00000000       2.90666667        2.90666667   1,000.00000000      M2       3.270000 %
B        22540V3W0     1,000.00000000    0.00000000       3.52888900        3.52888900   1,000.00000000      B        3.970000 %
P        22540V3X8     1,000.00000000    0.00000000 ################  ################   1,000.00000000      P       10.320781 %
TOTALS                   801.33268013   39.97135906       2.72281164       42.69417070     761.36132107

AIO      22540V3S9     1,000.00000000    0.00000000       5.83333340        5.83333340   1,000.00000000      AIO      7.000000 %
X1       22540V3Y6       824.63816569    0.00000000       0.00001345        0.00001345     787.53854937      X1   1,076.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

Sec. 4.06(a)(i)        Principal Remittance Amount (Total)                                                     14,083,586.91
                       Group 1                                                                                  4,931,072.30
                       Group 2                                                                                  9,152,514.61

                       Scheduled Principal Payments (Total)                                                       294,839.32
                       Group 1                                                                                     95,547.60
                       Group 2                                                                                    199,291.72

                       Principal Prepayments (Total)                                                           14,286,968.93
                       Group 1                                                                                  4,734,316.73
                       Group 2                                                                                  8,854,009.94

                       Curtailments (Total)                                                                       239,759.84
                       Group 1                                                                                     84,752.34
                       Group 2                                                                                    155,007.50

                       Cutailment Interest Adjustments (Total)                                                        871.19
                       Group 1                                                                                        319.00
                       Group 2                                                                                        552.19

                       Repurchase Principal (Total)                                                                     0.00
                       Group 1                                                                                          0.00
                       Group 2                                                                                          0.00

                       Substitution Amounts (Total)                                                                     0.00
                       Group 1                                                                                          0.00
                       Group 2                                                                                          0.00

                       Net Liquidation Proceeds (Total)                                                            17,432.87
                       Group 1                                                                                     17,432.87
                       Group 2                                                                                          0.00

                       Other Principal Adjustments (Total)                                                            -21.91
                       Group 1                                                                                         -4.24
                       Group 2                                                                                        -17.67

                       Gross Interest (Total)                                                                   3,302,477.14
                       Group 1                                                                                    942,281.37
                       Group 2                                                                                  2,360,195.77

                       Recoveries from Prior Loss Determinations (Total)                                                0.00
                       Group 1                                                                                          0.00
                       Group 2                                                                                          0.00

                       Reimbursements of Non-Recoverable Advances Previously Made (Total)                         -57,621.07
                       Group 1                                                                                     -1,292.00
                       Group 2                                                                                    -56,329.07

                       Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)                             0.00
                       Group 1                                                                                          0.00
                       Group 2                                                                                          0.00

Prepayment Penalties   Number of Loans with Respect to which Prepayment Penalties were Collected                          66
                       Group 1                                                                                            14
                       Group 2                                                                                            52

                       Balance of Loans with Respect to which Prepayment Penalties were Collected               3,042,543.32
                       Group 1                                                                                    471,342.82
                       Group 2                                                                                  2,571,200.50

                       Amount of Prepayment Penalties Collected                                                   145,558.72
                       Group 1                                                                                     20,122.59
                       Group 2                                                                                    125,436.13

Sec. 4.06(a)(iv)       Beginning Number of Loans Outstanding (Total)                                                   8,451
                       Group 1                                                                                         3,244
                       Group 2                                                                                         5,207

                       Beginning Aggregate Loan Balance (Total)                                               329,855,048.75
                       Group 1                                                                                 97,373,969.24
                       Group 2                                                                                232,481,079.51

                       Ending Number of Loans Outstanding (Total)                                                      8,114
                       Group 1                                                                                         3,094
                       Group 2                                                                                         5,020

                       Ending Aggregate Loan Balance (Total)                                                  315,015,198.51
                       Group 1                                                                                 92,441,495.14
                       Group 2                                                                                222,573,703.37

Sec. 4.06(a)(v)        Servicing Fees including Trustee Fee, Credit Risk Manager Fee, & FSA Premium (Total)       162,279.29
                       Group 1                                                                                     43,569.70
                       Group 2                                                                                    118,709.58

Sec. 4.06(a)(vii)      Current Advances (Total)                                                                          N/A
                       Group 1                                                                                           N/A
                       Group 2                                                                                           N/A

                       Aggregate Advances (Total)                                                                        N/A
                       Group 1                                                                                           N/A
                       Group 2                                                                                           N/A

Section 4.06(a)(viii)  Delinquent Mortgage Loans
                        Group 1
                                                                  Principal
                       Category              Number                Balance               Percentage
                       1 Month                 38             1,319,007.83                  1.43 %
                       2 Month                 16               526,594.58                  0.57 %
                       3 Month                 41             1,327,547.87                  1.44 %
                       Total                   95             3,173,150.28                  3.44 %
                        Group 2
                                                                  Principal
                       Category              Number                Balance               Percentage
                       1 Month                 115             4,847,722.66                  2.18 %
                       2 Month                  66             2,885,595.14                  1.30 %
                       3 Month                 112             5,426,956.62                  2.44 %
                        Total                  293            13,160,274.42                  5.92 %
                        Group Totals
                                                                  Principal
                       Category              Number                Balance               Percentage
                       1 Month                 153             6,166,730.49                  1.96 %
                       2 Month                  82             3,412,189.72                  1.08 %
                       3 Month                 153             6,754,504.49                  2.14 %
                        Total                  388            16,333,424.70                  5.18 %
                       * Delinquent Bankruptcies are included in the table above.

                       Bankruptcies

                        Group 1
                                             Principal
                        Number               Balance                Percentage
                           10              156,971.74                  0.17 %
                        Group 2
                                             Principal
                        Number               Balance                Percentage
                           23              577,755.24                  0.26 %
                       Group Totals
                                             Principal
                        Number               Balance                Percentage
                           33              734,726.98                  0.23 %
                       * Only Current Bankruptcies are reflected in the table above.

                       Balance of Bankruptcies delinquent 31 to 60 Days (Total)                                   214,069.43
                       Group 1                                                                                     50,082.41
                       Group 2                                                                                    163,987.02
                       * Above Figures provided for calculation of Rolling 3 Month Delinquency Rate.

                       Foreclosures
                        Group 1
                                             Principal
                        Number               Balance                Percentage
                            1               27,827.27                  0.03 %
                        Group 2
                                             Principal
                        Number               Balance                Percentage
                            0                    0.00                  0.00 %
                       Group Totals
                                             Principal
                        Number               Balance                Percentage
                            1               27,827.27                  0.01 %

Section 4.06(a)(xi)    REO Properties
                        Group 1
                                             Principal
                        Number               Balance                Percentage
                            0                    0.00                  0.00 %
                        Group 2
                                             Principal
                        Number               Balance                Percentage
                            0                    0.00                  0.00 %
                       Group Totals
                                             Principal
                        Number               Balance                Percentage
                            0                    0.00                  0.00 %

Section 4.06(a)(xii)   Current Realized Losses (Total)                                                            698,642.26
                       Group 1                                                                                        109.80
                       Group 2                                                                                    698,532.46

                       Cummulative Realized Losses (Total)                                                      1,688,092.48
                       Group 1                                                                                     64,762.98
                       Group 2                                                                                  1,623,329.50



Sec. 4.06 (a)(xiv)     Amount on Deposit in Pre-Funding Account (Total)                                                 0.00
                       Group 1                                                                                          0.00
                       Group 2                                                                                          0.00

Sec. 4.06 (a)(xiv)     Capitalized Interest Requirement (Total)                                                         0.00
                       Group 1                                                                                          0.00
                       Group 2                                                                                          0.00

Sec. 4.06 (a)(xv)      Insured Payments (Total)                                                                         0.00
                       Group 1                                                                                          0.00
                       Group 2                                                                                          0.00

Trigger Event          Trigger Event Occurrence (Effective July 2005)                                                     NO
                       (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr. Enhancement%?)
                       Rolling 3 Month Delinquency Rate                                                            2.89679 %
                       Sr. Enhancement Percentage x 16.5%                                                          4.21492 %
                                             OR
                       (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                       Cumulative Loss % of Original Aggregate Collateral Balance                                     0.54 %
                       Cumulative Loss Limit                                                                          4.50 %

O/C Reporting          Targeted Overcollateralization Amount                                                   16,000,008.00
                       Ending Overcollateralization Amount                                                     10,470,517.81
                       Ending Overcollateralization Deficiency                                                  5,529,490.19
                       Overcollateralization Release Amount                                                             0.00
                       Monthly Excess Interest                                                                  1,904,964.71
                       Payment to Class X-1                                                                             5.38

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
